Exhibit 10(viii)

EXECUTION COPY

OMNIBUS AMENDMENT TO

RECEIVABLES SALE AGREEMENT

and

SALE AND CONTRIBUTION AGREEMENT

and

RECEIVABLES PURCHASE AGREEMENT

THIS OMNIBUS AMENDMENT (this “Amendment”) dated as of February 28, 2007, is entered into among AGC FUNDING CORPORATION (“Funding”), AMERICAN GREETINGS CORPORATION (“Greetings”), GIBSON GREETINGS, INC. (“Gibson”), PLUS MARK, INC. (“Plus Mark”), THE MEMBERS OF VARIOUS PURCHASER GROUPS LISTED ON THE SIGNATURE PAGES HERETO and PNC BANK, NATIONAL ASSOCIATION, as Administrator for each Purchaser Group (in such capacity, the “Administrator”) and as issuer of Letters of Credit (in such capacity, together with its successors and permitted assigns in such capacity, the “LC Bank”).

RECITALS

1. Greetings and the Originators party thereto, including Gibson, are parties to the Amended and Restated Receivables Sale Agreement dated as of October 24, 2006 (as amended, supplemented or otherwise modified through the date hereof, the “Receivables Sale Agreement”);

2. Greetings and Funding are parties to the Amended and Restated Sale and Contribution Agreement dated as of October 24, 2006 (as amended, supplemented or otherwise modified through the date hereof, the “Sale and Contribution Agreement”);

3. Greetings, as Servicer, Funding, each member of the various purchaser groups party thereto, the Administrator and the LC Bank are parties to the Amended and Restated Receivables Purchase Agreement dated as of October 24, 2006 (as amended, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement” and, with the Receivables Sale Agreement and the Sale and Contribution Agreement, each an “Agreement” and collectively, the “Agreements”); and

4. Concurrently with the execution and delivery of this Amendment, Gibson will merge into and be survived by Greetings and accordingly each of the parties hereto desire to amend each of the Agreements to which it is a party as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition shall have the meanings set forth in the applicable Agreement.

2. Amendment to Each Agreement. From and after the effectiveness of this Amendment, each reference to Gibson or Gibson Greetings, Inc. in any Agreement or any other Transaction Document to which it was a party prior to the effectiveness of this Amendment shall be and shall be deemed to be a reference to Greetings.

3. Amendments to Agreements. From and after the effectiveness of this Amendment, the Agreements are hereby modified as set forth below:

3.1 Gibson shall be removed as a party from the Receivables Sale Agreement and all of its rights, obligations and liabilities (other than those which expressly survive termination of such Agreement) shall be terminated and the first sentence of the final paragraph in Section 3.2 of the Receivables Sale Agreement is hereby amended and restated in its entirety to read as follows:

Greetings shall make payment (including prepayments) on the Receivables Sale Notes from available cash, to the applicable Originator to the extent of any cash payment received by it on the Sale and Contribution Note issued to it in respect of Collections on Receivables generated by such Originator.

3.2 Schedule 1 and Schedule 6.3(f) to the Receivables Sale Agreement are hereby amended to remove the references to Gibson therein.

3.3 Schedule 2.2 to the Receivables Sale Agreement is hereby amended and restated in its entirety and replaced by the new Schedule 2.2 attached to this Amendment as Annex I.

3.4 Schedule 2.2 to the Sale and Contribution Agreement is hereby amended and restated in its entirety and replaced by the new Schedule 2.2 attached to this Amendment as Annex II.

4. Representations and Warranties. Funding, Greetings and Plus Mark hereby represent and warrant to each other and to the other signatories hereto that:

(a) Representations and Warranties. Each representation and warranty made by it in the Agreements to which it is a party and in the other Transaction Documents are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date, and in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Receivables Sale Termination

Event, Purchase and Sale Termination Event, Sale and Contribution Termination Event, Termination Event or Unmatured Termination Event exists or shall exist.

5. Effect of Amendment and No Waiver. All provisions of the Agreements, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreements (or in any other Transaction Document) to the “Receivables Sale Agreement”, “Purchase and Sale Agreement”, “Sale and Contribution Agreement” or to “hereof”, “herein” or words of similar effect referring to the such Agreement shall be deemed to be references to such Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of any Agreement other than as set forth herein.

6. Effectiveness. This Amendment shall become effective upon receipt by the Servicer and the Administrator of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator and the Servicer in their respective sole discretion.

7. Consents. By its signature hereto, (i) each party hereto hereby consents to the amendments to the Agreements pursuant to Section 2 and Section 3 hereof and (ii) each of the Administrator, each Purchaser Agent and each Purchaser who is a signatory hereto hereby consents to the amendments to the Agreements pursuant to Section 2 and Section 3 hereof.

8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

10. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, any Agreement, any other Transaction Document or any provision hereof or thereof.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AGC FUNDING CORPORATION

By:	/s/ Gregory M. Steinberg

Name:	Gregory M. Steinberg
Title	Vice President and Treasurer

AMERICAN GREETINGS CORPORATION

By:	/s/ Gregory M. Steinberg

Name:	Gregory M. Steinberg
Title	Treasurer

PLUS MARK, INC.

By:	/s/ Gregory M. Steinberg

Name:	Gregory M. Steinberg
Title	Treasurer

S-1	Omnibus Amendment (Amended and Restated
AGC Program)

PNC BANK, NATIONAL ASSOCIATION,
as Administrator, as a Purchaser Agent and as LC Bank

By:	/s/ William P. Falcon

Name:	William P. Falcon
Title	Vice President

MARKET STREET FUNDING LLC

By:	/s/ Doris J. Hearn

Name:	Doris J. Hearn
Title	Vice President

THE BANK OF NOVA SCOTIA,

as a Related Committed Purchaser and as a Purchaser Agent

By:	/s/ Darren Ward

Name:	Darren Ward
Title	Director

LIBERTY STREET FUNDING CORP.

By:	/s/ Jill A. Gordon

Name:	Jill A. Gordon
Title	Vice President

S-2	Omnibus Amendment (Amended and Restated
AGC Program)